                                                                   Exhibit 10.14


                               MiningCo.com, Inc.
                              220 East 42nd Street
                                   24th Floor
                               New York, NY 10017

                                 March 16, 1999

Mr. Scott Kurnit
236 East 47th Street
Apartment 27E
New York, NY  10017

Dear Scott:

      Reference is made to a letter agreement dated October 20, 1996 between MiningCo.com, Inc. (F/K/A General Internet Inc.) and you with respect to your employment (the "Employment Letter" and collectively with this letter (the "Amendment Letter"), the "Agreement"). The parties hereto agree as follows:

1.    Paragraph 5 is deleted from the Employment Letter.

2. Except as modified by this Amendment Letter, the Employment Letter shall remain in full force and effect.

      Please sign below to acknowledge your agreement with the terms hereof.

                                            Sincerely,


                                            /s/ Todd Sloan
                                            ------------------------------------
                                            Todd Sloan
                                            Chief Financial Officer

Agreed to and Accepted by


/s/ Scott Kurnit
----------------------------------
Scott Kurnit